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                                                                                                                     EXHIBIT 99 (b)

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[LOGO]   BRITISH                     MINISTRY OF EMPLOYMENT AND INVESTMENT                     EVENT NUMBER:   3139258
        COLUMBIA                          ENERGY AND MINERALS DIVISION                                       ----------------------
                                             MINERAL TITLES BRANCH                                           office use only
                                                                                             --------------------------------------
                     MINERAL TENURE ACT                                                      --------------------------------------
                         SECTION 52                                                                    -----------------------
                  BILL OF SALE ABSOLUTE                                                                     Sub Recorder
                                                                                                               RECEIVED
INDICATE TYPE OF TITLE:  MINERAL                                                                             SEP 15 1999
                         ----------------------------------------------------                            M.R. # Trans 6 $10.00
MINING DIVISION: LILLOOET M. D.
                 ------------------------------------------------------------                               VICTORIA, B.C.
                                                                                                       -----------------------
                                                                                                            RECORDING STAMP
                                                                                             --------------------------------------

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SELLER                                                              PURCHASER
I, EDWARD F. SKODA                                                                      THE BRALORNE MINNG COMPANY
   --------------------------------------------------------         ---------------------------------------------------------------
                        (FULL NAME)                                                             (FULL NAME)

101 - 1763 NELSON STREET                                                                 114 - 2274 Folkestone Way
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                     (MAILING ADDRESS)                                                       (MAILING ADDRESS)

VANCOUVER,             B.C.                                                     West Vancouver,      British Columbia
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(CITY)                                      (PROVINCE)                   (CITY)                                    (PROVINCE)

V6 G, M6                              682-4841                           V7S 2X7
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(POSTAL CODE)                              (TELEPHONE)                   (POSTAL CODE)                             (TELEPHONE)

CLIENT NUMBER:  124862                                               CLIENT NUMBER:    142255
              ---------------------------------------------         ---------------------------------------------------------------

For and in consideration of the sum of               one                            dollars ($  1.00                               ,
                                       ---------------------------------------------           ------------------------------------
paid to me, do hereby sell the interest as specified below in the following mineral titles:

                                                                                    PERCENTAGE OF
   CLAIM NAME OR LEASE TYPE                      TENURE NUMBER                     TITLE BEING SOLD
   ------------------------                      -------------                     ----------------
      GOLDEN                                      361742                                 100%
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                                                 I DEDCLARE THAT I HAVE GOOD TITLE TO THESE TENURES AND EVERY
      MARCH 31, 1998                             RIGHT TO SELL THE SAME, IN WITNESS WHEREOF I HAVE TODAY
-------------------------------                  SIGNED MY LEGAL NAME.

(ILLEGIBLE)                                               E.F. SKODA
-------------------------------                      -----------------------------------------
   (SIGNATURE OF WITNESS)                                    *(SIGNATURE OF SELLER)

                                                     * IF A CORPORATION, EITHER THE CORORATE SEAL OR SIGNATURE OF A SIGNING OFFICER
                                                     WITH POSITION IN CORPORATION STATED.
                                                                                                                 MTL 115 REV. 97/03
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